 EXHIBIT 99.1

American Resources Corporation Announces Filing of Form 10 Registration Statement for Planned Spin-Off of ReElement Technologies

Commercialization success has positioned ReElement to become a standalone public company leading the critical and rare earth minerals industry with purification and refining methods

Patented chromatography technology is low cost and environmentally safe enabling the Company to collaboratively provide scalable localized refining solutions for rare earth and critical battery minerals

January 24, 2023 | Source: American Resources Corporation

FISHERS, INDIANA / ACCESSWIRE / January 24, 2023 / American Resources Corporation (NASDAQ:AREC) (“American Resources” or the “Company”), a next generation and socially responsible supplier of rare earth and critical elements, carbon and advanced carbon materials to the new infrastructure and electrification marketplace, today announced the filing of the Form 10 registration statement with the U.S. Securities and Exchange Commission (“SEC”) for the planned spin-off of its ReElement Technologies LLC (“ReElement”) division into a standalone public company.

Mark Jensen, CEO of American Resources Corporation commented, “We are extremely excited about our progress as a business, the milestones we have achieved in producing ultra-high pure and sustainable rare earth and critical minerals from domestic sources, and the numerous opportunities we have in front of us. We believe our strategic positioning within the market is unique as a value-added provider of the most efficient and environmentally-safe critical minerals refining solutions ever developed. Our consumer, energy and defense industries require these specific minerals to function and our domestic supply chain requires safe, flexible and low-cost refining capacity to exist and thrive. We are confident that our patented and proprietary refining methods will be an important contributor to our domestic manufacturing and supply chain development as well as our national security and sustainability needs. Our management, board of directors and special committee concur that our ReElement division holds exemptional value to both our shareholders and our domestic supply chain. Given our current position in the marketplace we believe that spinning-off ReElement into a pure play company will help unlock the value of the business for all of our shareholders.”

The Form 10 includes detailed information about ReElement Technologies, including an overview of its business and strategy, historical information and competitive advantages, among other details. ReElement’s goals as a standalone entity are:

•	Ramp up to over 25,000 tons per annum of Lithium from recycled materials and virgin ores;
•	Ramp up to over 2,000 tons per annum of rare earth elements to go into permanent magnets;

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•	Continue to deploy our environmentally and socially positive technology both domestically and internationally for rare earth and battery elements purification displacing the toxic method of hydrometallurgical (solvent extraction) process used today in the industry;
•	Continue to expand internal capabilities both upstream and downstream on the magnet and lithium-ion battery recycling industry; and
•	Continue to expand our upstream and downstream partnerships for both rare earth and critical battery elements.

To affect the separation, ReElement will first undertake a series of reorganization transactions including converting from a limited liability company to a corporation, instituting a shared resource arrangement and establishing an independent board of directors and executive officers. American Resources will subsequently distribute a majority of SpinCo’s common stock to American Resources’ stockholders, and following the share distribution, SpinCo, holding the business, will become an independent public company.

The planned spin-off of ReElement Technologies is intended to be tax-free for American Resources and American Resources shareholders for U.S. federal income tax purposes. To effect the separation, American Resources plans to distribute up to 90% of ReElement Technologies’ common stock to American Resources’ shareholders. Upon the planned spin-off, American Resources will distribute to its stockholders, as a pro rata dividend, ½ share of ReElement common stock, for every share of American Resources common stock outstanding.

Investors, media and the general public can view information regarding the proposed spin-off. The Form 10 filing can be viewed at www.sec.gov as filings under ReElement Technologies LLC. As part of the spin off, the companies will continue to operate under an optimized operating structure utilizing a shared services agreement as well as licensing certain technologies for extraction and concentration of rare earth and critical elements from carbon-based and mined materials. The Form 10 filed on January 24, 2023, is subject to change and will be made final prior to its effective date.

About American Resources Corporation

American Resources Corporation is a next-generation, environmentally and socially responsible supplier of high-quality raw materials to the new infrastructure market. The Company is focused on the extraction and processing of metallurgical carbon, an essential ingredient used in steelmaking, critical and rare earth minerals for the electrification market, and reprocessed metal to be recycled. American Resources has a growing portfolio of operations located in the Central Appalachian basin of eastern Kentucky and southern West Virginia where premium quality metallurgical carbon and rare earth mineral deposits are concentrated.

American Resources has established a nimble, low-cost business model centered on growth, which provides a significant opportunity to scale its portfolio of assets to meet the growing global infrastructure and electrification markets while also continuing to acquire operations and significantly reduce their legacy industry risks. Its streamlined and efficient operations are able to maximize margins while reducing costs. For more information visit americanresourcescorp.com or connect with the Company on Facebook, Twitter, and LinkedIn.

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About ReElement Technologies LLC

ReElement Technologies LLC is redefining how critical and rare earth elements are both sourced and processed while focusing on the recycling of end-of-life products such as rare earth permanent magnets and lithium-ion batteries, as well as coal-based waste streams and byproducts to create a low-cost and environmentally-safe, circular supply chain. ReElement Technologies has developed its innovative and scalable “Capture-Process-Purify” process chain in conjunction with its licensed intellectual property including 16 patents and technologies and sponsored research partnerships with three leading universities to support the domestic supply chain’s growing demand for magnet and battery metals. For more information visit reelementtech.com or connect with the Company on Facebook, Twitter, and LinkedIn.

Special Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties, and other important factors that could cause the Company’s actual results, performance, or achievements or industry results to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements. These statements are subject to a number of risks and uncertainties, many of which are beyond American Resources Corporation’s control. The words “believes”, “may”, “will”, “should”, “would”, “could”, “continue”, “seeks”, “anticipates”, “plans”, “expects”, “intends”, “estimates”, or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Any forward-looking statements included in this press release are made only as of the date of this release. The Company does not undertake any obligation to update or supplement any forward-looking statements to reflect subsequent events or circumstances. The Company cannot assure you that the projected results or events will be achieved.

Investor Contact:

JTC Team, LLC

Jenene Thomas

833-475-8247

arec@jtcir.com

RedChip Companies Inc.

Todd McKnight

1-800-RED-CHIP (733-2447)

Info@redchip.com

Company Contact:

Mark LaVerghetta

Vice President of Corporate Finance and Communications

317-855-9926 ext. 0

investor@americanresourcescorp.com

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